RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
March 31, 2024

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President
Finance & Investor Relations
T: +1 441 239 4830

Media Contacts:
RenaissanceRe Holdings Ltd.
Hayden Kenny
Senior Vice President
Investor Relations & Communications
T: +1 441 239 4946

Kekst CNC
Nicholas Capuano
T: +1 917-842-7859

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation

RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Canada, Ireland, Singapore, Switzerland, the United Kingdom and the United States.

On November 1, 2023, the Company completed its acquisition (the “Validus Acquisition”) of Validus Holdings, Ltd. (“Validus Holdings”), Validus Specialty, LLC (“Validus Specialty”) and the renewal rights, records and customer relationships of the assumed treaty reinsurance business of Talbot Underwriting Limited from subsidiaries of American International Group, Inc. Validus Holdings, Validus Specialty, and their respective subsidiaries collectively are referred to herein as “Validus.” The operating activities of Validus are included in the Company’s consolidated statements of operations starting from the acquisition date, November 1, 2023. As such, the results of operations and comparisons to prior periods should be viewed in that context.

This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” “adjusted combined ratio,” “property adjusted combined ratio” and “casualty and specialty adjusted combined ratio,” “retained total investment result,” “retained investments, at fair value,” “retained investments, unrealized gain (loss)” and “operating (income) loss attributable to redeemable noncontrolling interests.” A reconciliation of such measures to the most comparable GAAP figures is presented in the attached supplemental financial data. See pages 25 through 33 for “Comments on Non-GAAP Financial Measures.”

All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe.

i

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this Financial Supplement reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company may also make forward-looking statements with respect to its business and industry, such as those relating to its strategy and management objectives, plans and expectations regarding its response and ability to adapt to changing economic conditions, market standing and product volumes, estimates of net negative impact and insured losses from loss events, and the Validus Acquisition and its impact on the Company’s business, among other things. These statements are subject to numerous factors that could cause actual results to differ materially from those addressed by such forward-looking statements, including the following: the Company’s exposure to natural and non-natural catastrophic events and circumstances and the variance it may cause in the Company’s financial results; the effect of climate change on the Company’s business, including the trend towards increasingly frequent and severe climate events; the effectiveness of the Company’s claims and claim expense reserving process; the effect of emerging claims and coverage issues; the performance of the Company’s investment portfolio and financial market volatility; the effects of inflation; the ability of the Company’s ceding companies and delegated authority counterparties to accurately assess the risks they underwrite; the Company’s ability to maintain its financial strength ratings; the Company’s reliance on a small number of brokers; the highly competitive nature of the Company’s industry; the historically cyclical nature of the (re)insurance industries; collection on claimed retrocessional coverage, and new retrocessional reinsurance being available on acceptable terms or at all; the Company’s ability to attract and retain key executives and employees; the Company’s ability to successfully implement its business strategies and initiatives; difficulties in integrating Validus; the Company’s exposure to credit loss from counterparties; the Company’s need to make many estimates and judgments in the preparation of its financial statements; the Company’s exposure to risks associated with its management of capital on behalf of investors in joint ventures or other entities it manages; changes to the accounting rules and regulatory systems applicable to the Company’s business, including changes in Bermuda and U.S. laws and regulations; the effect of current or future macroeconomic or geopolitical events or trends, including the ongoing conflicts between Russia and Ukraine, and Israel and Hamas; other political, regulatory or industry initiatives adversely impacting the Company; the Company’s ability to comply with covenants in its debt agreements; the effect of adverse economic factors, including changes in prevailing interest rates; the impact of cybersecurity risks, including technology breaches or failure; a contention by the U.S. Internal Revenue Service that any of the Company’s Bermuda subsidiaries are subject to taxation in the U.S.; the effects of new or possible future tax reform legislation and regulations in the jurisdictions in which the Company operates, including recent changes in Bermuda tax law; the Company’s ability to determine any impairments taken on its investments; the Company’s ability to raise capital on acceptable terms, including through debt instruments, the capital markets, and third party investments in the Company’s joint ventures and managed fund partners; the Company’s ability to comply with applicable sanctions and foreign corrupt practices laws; the Company’s dependence on capital distributions from its subsidiaries; and other factors affecting future results disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

ii

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended
	March 31, 2024	March 31, 2023
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$364,798	$564,062
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$636,379	$364,027

Underwriting income
Gross premiums written	$3,990,684	$2,790,261
Net premiums written	3,199,573	2,263,703
Net premiums earned	2,443,910	1,680,550
Underwriting income (loss)	540,682	369,619

Net claims and claim expense ratio:
Current accident year	51.7%	53.9%
Prior accident years	(4.0)%	(6.2)%
Calendar year	47.7%	47.7%

Acquisition expense ratio	25.9%	25.7%
Operating expense ratio	4.3%	4.6%
Combined ratio	77.9%	78.0%
Adjusted combined ratio (1)	75.4%	77.8%

Fee income
Management fee income	$56,053	$40,905
Performance fee income	27,497	3,867
Total fee income	$83,550	$44,772

Investment results - managed
Net investment income	$390,775	$254,378
Net realized and unrealized gains (losses) on investments	(213,654)	279,451
Total investment result	$177,121	$533,829
Total investment return - annualized	2.8%	10.0%

Investment results - retained (1)
Net investment income	$267,477	$168,009
Net realized and unrealized gains (losses) on investments	(193,839)	225,547
Total investment result	$73,638	$393,556
Total investment return - annualized	1.6%	10.8%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

1

Financial Highlights - Per Share Data & ROE

	Three months ended
	March 31, 2024	March 31, 2023
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$6.96	$12.95
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$6.94	$12.91
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$12.18	$8.25

Average shares outstanding - basic	51,678	42,876
Average shares outstanding - diluted	51,828	43,006

Return on average common equity - annualized	16.4%	46.6%
Operating return on average common equity - annualized (1)	28.7%	30.0%

	March 31, 2024	December 31, 2023
Book value per common share	$170.92	$165.20
Tangible book value per common share (1)	$149.01	$141.87
Tangible book value per common share plus accumulated dividends (1)	$175.92	$168.39
Year to date change in book value per common share plus change in accumulated dividends	3.7%	59.3%
Year to date change in tangible book value per common share plus change in accumulated dividends (1)	5.3%	47.6%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

2

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended
	March 31, 2024	March 31, 2023
Revenues
Gross premiums written	$3,990,684	$2,790,261
Net premiums written	$3,199,573	$2,263,703
Decrease (increase) in unearned premiums	(755,663)	(583,153)
Net premiums earned	2,443,910	1,680,550
Net investment income	390,775	254,378
Net foreign exchange gains (losses)	(35,683)	(14,503)
Equity in earnings (losses) of other ventures	14,127	9,530
Other income (loss)	(50)	(4,306)
Net realized and unrealized gains (losses) on investments	(213,654)	279,451
Total revenues	2,599,425	2,205,100
Expenses
Net claims and claim expenses incurred	1,166,123	801,200
Acquisition expenses	630,921	432,257
Operational expenses	106,184	77,474
Corporate expenses	39,252	12,843
Interest expense	23,104	12,134
Total expenses	1,965,584	1,335,908
Income (loss) before taxes	633,841	869,192
Income tax benefit (expense)	(15,372)	(28,902)
Net income (loss)	618,469	840,290
Net (income) loss attributable to redeemable noncontrolling interests	(244,827)	(267,384)
Net income (loss) attributable to RenaissanceRe	373,642	572,906
Dividends on preference shares	(8,844)	(8,844)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$364,798	$564,062
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

3

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	March 31, 2024	December 31, 2023
Assets
Fixed maturity investments trading, at fair value – amortized cost $21,519,144 at March 31, 2024 (December 31, 2023 – $20,872,450)	$21,309,460	$20,877,108
Short term investments, at fair value - amortized cost $4,639,713 at March 31, 2024 (December 31, 2023 - $4,603,340)	4,639,165	4,604,079
Equity investments, at fair value	119,992	106,766
Other investments, at fair value	3,468,281	3,515,566
Investments in other ventures, under equity method	99,684	112,624
Total investments	29,636,582	29,216,143
Cash and cash equivalents	1,606,739	1,877,518
Premiums receivable	8,431,335	7,280,682
Prepaid reinsurance premiums	1,282,860	924,777
Reinsurance recoverable	4,993,680	5,344,286
Accrued investment income	196,893	205,713
Deferred acquisition costs and value of business acquired	1,822,163	1,751,437
Deferred tax asset	669,635	685,040
Receivable for investments sold	1,168,305	622,197
Other assets	377,268	323,960
Goodwill and other intangibles	758,874	775,352
Total assets	$50,944,334	$49,007,105
Liabilities, Noncontrolling Interests and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$20,369,610	$20,486,869
Unearned premiums	7,247,615	6,136,135
Debt	1,884,411	1,958,655
Reinsurance balances payable	3,353,834	3,186,174
Payable for investments purchased	1,427,932	661,611
Other liabilities	570,164	1,021,872
Total liabilities	34,853,566	33,451,316
Redeemable noncontrolling interests	6,297,983	6,100,831
Shareholders’ Equity
Preference shares: $1.00 par value – 30,000 shares issued and outstanding at March 31, 2024 (December 31, 2023 – 30,000)	750,000	750,000
Common shares: $1.00 par value – 52,907,663 shares issued and outstanding at March 31, 2024 (December 31, 2023 – 52,693,887)	52,908	52,694
Additional paid-in capital	2,137,343	2,144,459
Accumulated other comprehensive loss	(13,778)	(14,211)
Retained earnings	6,866,312	6,522,016
Total shareholders’ equity attributable to RenaissanceRe	9,792,785	9,454,958
Total liabilities, noncontrolling interests and shareholders’ equity	$50,944,334	$49,007,105

Book value per common share	$170.92	$165.20

4

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended March 31, 2024			Three months ended March 31, 2023
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$1,889,881	$2,100,803	$3,990,684	$1,304,199	$1,486,062	$2,790,261
Net premiums written	$1,397,618	$1,801,955	$3,199,573	$1,019,829	$1,243,874	$2,263,703
Net premiums earned	$936,083	$1,507,827	$2,443,910	$687,420	$993,130	$1,680,550
Net claims and claim expenses incurred	154,249	1,011,874	1,166,123	187,609	613,591	801,200
Acquisition expenses	185,782	445,139	630,921	145,319	286,938	432,257
Operational expenses	61,624	44,560	106,184	55,813	21,661	77,474
Underwriting income (loss)	$534,428	$6,254	$540,682	$298,679	$70,940	$369,619

Net claims and claim expenses incurred:
Current accident year	$248,916	$1,014,288	$1,263,204	$269,302	$636,650	$905,952
Prior accident years	(94,667)	(2,414)	(97,081)	(81,693)	(23,059)	(104,752)
Total	$154,249	$1,011,874	$1,166,123	$187,609	$613,591	$801,200

Net claims and claim expense ratio:
Current accident year	26.6%	67.3%	51.7%	39.2%	64.1%	53.9%
Prior accident years	(10.1)%	(0.2)%	(4.0)%	(11.9)%	(2.3)%	(6.2)%
Calendar year	16.5%	67.1%	47.7%	27.3%	61.8%	47.7%
Acquisition expense ratio	19.9%	29.5%	25.9%	21.2%	28.9%	25.7%
Operating expense ratio	6.5%	3.0%	4.3%	8.1%	2.2%	4.6%
Combined ratio	42.9%	99.6%	77.9%	56.6%	92.9%	78.0%
Adjusted combined ratio (1)	40.5%	97.1%	75.4%	56.3%	92.6%	77.8%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

5

Underwriting and Reserves
Consolidated Underwriting Results - Five Quarter Trend

	Total
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Gross premiums written	$3,990,684	$1,802,041	$1,618,443	$2,651,621	$2,790,261
Net premiums written	$3,199,573	$1,587,047	$1,421,260	$2,195,803	$2,263,703
Net premiums earned	$2,443,910	$2,249,445	$1,755,876	$1,785,262	$1,680,550
Net claims and claim expenses incurred	1,166,123	979,522	861,576	931,211	801,200
Acquisition expenses	630,921	594,487	425,745	422,545	432,257
Operational expenses	106,184	134,466	82,751	80,491	77,474
Underwriting income (loss)	$540,682	$540,970	$385,804	$351,015	$369,619

Net claims and claim expenses incurred:
Current accident year	$1,263,204	$1,135,332	$1,019,523	$963,309	$905,952
Prior accident years	(97,081)	(155,810)	(157,947)	(32,098)	(104,752)
Total	$1,166,123	$979,522	$861,576	$931,211	$801,200

Net claims and claim expense ratio:
Current accident year	51.7%	50.5%	58.1%	54.0%	53.9%
Prior accident years	(4.0)%	(7.0)%	(9.0)%	(1.8)%	(6.2)%
Calendar year	47.7%	43.5%	49.1%	52.2%	47.7%
Acquisition expense ratio	25.9%	26.5%	24.2%	23.6%	25.7%
Operating expense ratio	4.3%	6.0%	4.7%	4.5%	4.6%
Combined ratio	77.9%	76.0%	78.0%	80.3%	78.0%

6

Underwriting and Reserves
Property Underwriting Results - Five Quarter Trend

	Property
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Gross premiums written	$1,889,881	$344,597	$511,012	$1,402,606	$1,304,199
Net premiums written	$1,397,618	$357,953	$444,872	$1,144,655	$1,019,829
Net premiums earned	$936,083	$884,321	$760,365	$758,686	$687,420
Net claims and claim expenses incurred	154,249	123,942	206,361	281,993	187,609
Acquisition expenses	185,782	170,854	143,348	140,606	145,319
Operational expenses	61,624	85,919	54,624	55,077	55,813
Underwriting income (loss)	$534,428	$503,606	$356,032	$281,010	$298,679

Net claims and claim expenses incurred:
Current accident year	$248,916	$275,638	$350,238	$313,632	$269,302
Prior accident years	(94,667)	(151,696)	(143,877)	(31,639)	(81,693)
Total	$154,249	$123,942	$206,361	$281,993	$187,609

Net claims and claim expense ratio:
Current accident year	26.6%	31.2%	46.1%	41.3%	39.2%
Prior accident years	(10.1)%	(17.2)%	(19.0)%	(4.1)%	(11.9)%
Calendar year	16.5%	14.0%	27.1%	37.2%	27.3%
Acquisition expense ratio	19.9%	19.4%	18.9%	18.5%	21.2%
Operating expense ratio	6.5%	9.7%	7.2%	7.3%	8.1%
Combined ratio	42.9%	43.1%	53.2%	63.0%	56.6%

7

Underwriting and Reserves
Casualty and Specialty Underwriting Results - Five Quarter Trend

	Casualty and Specialty
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Gross premiums written	$2,100,803	$1,457,444	$1,107,431	$1,249,015	$1,486,062
Net premiums written	$1,801,955	$1,229,094	$976,388	$1,051,148	$1,243,874
Net premiums earned	$1,507,827	$1,365,124	$995,511	$1,026,576	$993,130
Net claims and claim expenses incurred	1,011,874	855,580	655,215	649,218	613,591
Acquisition expenses	445,139	423,633	282,397	281,939	286,938
Operational expenses	44,560	48,547	28,127	25,414	21,661
Underwriting income (loss)	$6,254	$37,364	$29,772	$70,005	$70,940

Net claims and claim expenses incurred:
Current accident year	$1,014,288	$859,694	$669,285	$649,677	$636,650
Prior accident years	(2,414)	(4,114)	(14,070)	(459)	(23,059)
Total	$1,011,874	$855,580	$655,215	$649,218	$613,591

Net claims and claim expense ratio:
Current accident year	67.3%	63.0%	67.2%	63.3%	64.1%
Prior accident years	(0.2)%	(0.3)%	(1.4)%	(0.1)%	(2.3)%
Calendar year	67.1%	62.7%	65.8%	63.2%	61.8%
Acquisition expense ratio	29.5%	31.0%	28.4%	27.5%	28.9%
Operating expense ratio	3.0%	3.6%	2.8%	2.5%	2.2%
Combined ratio	99.6%	97.3%	97.0%	93.2%	92.9%

8

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended March 31, 2024			Three months ended March 31, 2023
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,341,137	$548,744	$1,889,881	$928,595	$375,604	$1,304,199
Net premiums written	$1,063,723	$333,895	$1,397,618	$816,487	$203,342	$1,019,829
Net premiums earned	$546,195	$389,888	$936,083	$352,753	$334,667	$687,420
Net claims and claim expenses incurred	(24,829)	179,078	154,249	(12,812)	200,421	187,609
Acquisition expenses	82,790	102,992	185,782	42,050	103,269	145,319
Operational expenses	50,140	11,484	61,624	45,809	10,004	55,813
Underwriting income (loss)	$438,094	$96,334	$534,428	$277,706	$20,973	$298,679

Net claims and claim expenses incurred:
Current accident year	$27,682	$221,234	$248,916	$67,599	$201,703	$269,302
Prior accident years	(52,511)	(42,156)	(94,667)	(80,411)	(1,282)	(81,693)
Total	$(24,829)	$179,078	$154,249	$(12,812)	$200,421	$187,609

Net claims and claim expense ratio:
Current accident year	5.1%	56.7%	26.6%	19.2%	60.3%	39.2%
Prior accident years	(9.6)%	(10.8)%	(10.1)%	(22.8)%	(0.4)%	(11.9)%
Calendar year	(4.5)%	45.9%	16.5%	(3.6)%	59.9%	27.3%
Acquisition expense ratio	15.2%	26.4%	19.9%	11.9%	30.8%	21.2%
Operating expense ratio	9.2%	2.9%	6.5%	13.0%	3.0%	8.1%
Combined ratio	19.8%	75.3%	42.9%	21.3%	93.7%	56.6%
Adjusted combined ratio (1)	16.2%	74.6%	40.5%	21.0%	93.6%	56.3%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

9

Underwriting and Reserves
Gross Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change
	March 31, 2024	March 31, 2023
Property Segment
Catastrophe	$1,364,673	$954,987	$409,686	42.9%
Catastrophe - gross reinstatement premiums	(23,536)	(26,392)	2,856	(10.8)%
Total catastrophe gross premiums written	1,341,137	928,595	412,542	44.4%
Other property	542,151	377,851	164,300	43.5%
Other property - gross reinstatement premiums	6,593	(2,247)	8,840	(393.4)%
Total other property gross premiums written	548,744	375,604	173,140	46.1%
Property segment gross premiums written	$1,889,881	$1,304,199	$585,682	44.9%

Casualty and Specialty Segment
General casualty (1)	$588,566	$467,892	$120,674	25.8%
Professional liability (2)	370,481	382,253	(11,772)	(3.1)%
Credit (3)	345,132	231,676	113,456	49.0%
Other specialty (4)	796,624	404,241	392,383	97.1%
Casualty and Specialty segment gross premiums written	$2,100,803	$1,486,062	$614,741	41.4%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

10

Underwriting and Reserves
Net Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change
	March 31, 2024	March 31, 2023
Property Segment
Catastrophe	$1,084,181	$840,126	$244,055	29.0%
Catastrophe - net reinstatement premiums	(20,458)	(23,639)	3,181	(13.5)%
Total catastrophe net premiums written	1,063,723	816,487	247,236	30.3%
Other property	328,814	207,247	121,567	58.7%
Other property - net reinstatement premiums	5,081	(3,905)	8,986	(230.1)%
Total other property net premiums written	333,895	203,342	130,553	64.2%
Property segment net premiums written	$1,397,618	$1,019,829	$377,789	37.0%

Casualty and Specialty Segment
General casualty (1)	$564,426	$422,420	$142,006	33.6%
Professional liability (2)	343,068	310,912	32,156	10.3%
Credit (3)	275,350	165,544	109,806	66.3%
Other specialty (4)	619,111	344,998	274,113	79.5%
Casualty and Specialty segment net premiums written	$1,801,955	$1,243,874	$558,081	44.9%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

11

Underwriting and Reserves
Net Premiums Earned

	Three months ended		Q/Q $ Change	Q/Q % Change
	March 31, 2024	March 31, 2023
Property Segment
Catastrophe	$566,653	$376,392	$190,261	50.5%
Catastrophe - net reinstatement premiums	(20,458)	(23,639)	3,181	(13.5)%
Total catastrophe net premiums earned	546,195	352,753	193,442	54.8%
Other property	384,807	338,572	46,235	13.7%
Other property - net reinstatement premiums	5,081	(3,905)	8,986	(230.1)%
Total other property net premiums earned	389,888	334,667	55,221	16.5%
Property segment net premiums earned	$936,083	$687,420	$248,663	36.2%

Casualty and Specialty Segment
General casualty (1)	$512,542	$326,628	$185,914	56.9%
Professional liability (2)	309,110	292,831	16,279	5.6%
Credit (3)	202,080	127,331	74,749	58.7%
Other specialty (4)	484,095	246,340	237,755	96.5%
Casualty and Specialty segment net premiums earned	$1,507,827	$993,130	$514,697	51.8%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

12

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
March 31, 2024
Property	$2,280,896	$1,337,581	$3,584,236	$7,202,713
Casualty and Specialty	2,846,731	176,242	10,143,924	13,166,897
Total	$5,127,627	$1,513,823	$13,728,160	$20,369,610

December 31, 2023
Property	$2,461,580	$1,459,010	$3,913,030	$7,833,620
Casualty and Specialty	2,801,016	203,560	9,648,673	12,653,249
Total	$5,262,596	$1,662,570	$13,561,703	$20,486,869

13

RenaissanceRe Holdings Ltd.
Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended March 31, 2024			Three months ended March 31, 2023
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$20,486,869	$5,344,286	$15,142,583	$15,892,573	$4,710,925	$11,181,648
Incurred claims and claim expenses
Current year	1,436,689	173,485	1,263,204	1,067,128	161,176	905,952
Prior years	(277,066)	(179,985)	(97,081)	(107,424)	(2,672)	(104,752)
Total incurred claims and claim expenses	1,159,623	(6,500)	1,166,123	959,704	158,504	801,200
Paid claims and claim expenses
Current year	45,012	4,355	40,657	30,982	4,013	26,969
Prior years	1,194,652	322,447	872,205	857,853	166,985	690,868
Total paid claims and claim expenses	1,239,664	326,802	912,862	888,835	170,998	717,837
Foreign exchange and other (1)	(37,218)	(17,304)	(19,914)	33,384	8,240	25,144
Reserve for claims and claim expenses, end of period	$20,369,610	$4,993,680	$15,375,930	$15,996,826	$4,706,671	$11,290,155
(1)    Reflects the impact of the foreign exchange revaluation of the reserve for claims and claim expenses, net of reinsurance recoverable, denominated in non-U.S. dollars as at the balance sheet date, as well as deals accounted for under retroactive reinsurance accounting.

14

Managed Joint Ventures and Fee Income
Fee Income
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures, managed funds and certain structured retrocession agreements to which the Company is a party.

	Three months ended
	March 31, 2024	March 31, 2023
Management fee income	$56,053	$40,905
Performance fee income (loss) (1)	27,497	3,867
Total fee income	$83,550	$44,772
(1)Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
	March 31, 2024	March 31, 2023
Fee income contributing to:
Underwriting income (loss) (1)	$14,694	$13,141
Earnings from equity method investments (2)	(355)	(141)
Redeemable noncontrolling interests (3)	69,211	31,772
Total fee income	$83,550	$44,772
(1)The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operational expenses or acquisition expenses.
(2)The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures.

15

Managed Joint Ventures and Fee Income
Fee Income - Five Quarter Trend
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party.

	Three months ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Management fee income	$56,053	$47,769	$44,486	$43,439	$40,905
Performance fee income (loss) (1)	27,497	23,014	20,072	13,242	3,867
Total fee income	$83,550	$70,783	$64,558	$56,681	$44,772
(1)Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Fee income contributing to:
Underwriting income (loss) (1)	$14,694	$6,234	$6,873	$8,184	$13,141
Earnings from equity method investments (2)	(355)	(419)	(446)	(417)	(141)
Redeemable noncontrolling interests (3)	69,211	64,968	58,131	48,914	31,772
Total fee income	$83,550	$70,783	$64,558	$56,681	$44,772
(1)The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operational expenses or acquisition expenses.
(2)The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures.

16

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe Holdings Ltd. (“DaVinci”), RenaissanceRe Medici Fund Ltd. (“Medici”), Vermeer Reinsurance Ltd. (“Vermeer”) and Fontana Holdings L.P. and its subsidiaries (“Fontana”) (collectively, the “Consolidated Managed Joint Ventures”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company’s consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company’s consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company’s consolidated statements of operations that is allocated to third-party investors in these Consolidated Managed Joint Ventures.

A summary of the redeemable noncontrolling interests on the Company’s consolidated statements of operations is set forth below:

	Three months ended
	March 31, 2024	March 31, 2023
Redeemable noncontrolling interests - DaVinci	$(148,013)	$(166,082)
Redeemable noncontrolling interests - Medici	(46,269)	(45,069)
Redeemable noncontrolling interests - Vermeer	(52,971)	(47,405)
Redeemable noncontrolling interests - Fontana	2,426	(8,828)
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(244,827)	$(267,384)

	Three months ended
	March 31, 2024	March 31, 2023
Operating (income) loss attributable to redeemable noncontrolling interests (2)	$(301,654)	$(241,938)
Non-operating (income) loss attributable to redeemable noncontrolling interests	56,827	(25,446)
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(244,827)	$(267,384)
(1)A negative number in the tables above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

17

Managed Joint Ventures and Fee Income
Noncontrolling Interests
A summary of the redeemable noncontrolling interests on the Company’s consolidated balance sheet is set forth below:

	March 31, 2024	December 31, 2023
Redeemable noncontrolling interests - DaVinci	$2,634,555	$2,541,482
Redeemable noncontrolling interests - Medici	1,778,763	1,650,229
Redeemable noncontrolling interests - Vermeer	1,433,268	1,555,297
Redeemable noncontrolling interests - Fontana	451,397	353,823
Redeemable noncontrolling interests	$6,297,983	$6,100,831

A summary of the redeemable noncontrolling economic ownership of third parties in the Company’s Consolidated Managed Joint Ventures is set forth below:

	March 31, 2024	December 31, 2023
DaVinci	76.1%	72.2%
Medici	88.6%	88.3%
Vermeer	100.0%	100.0%
Fontana	73.5%	68.4%

18

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended
	March 31, 2024	March 31, 2023
Revenues
Gross premiums written	$690,235	$528,779
Net premiums written	$650,572	$519,169
Decrease (increase) in unearned premiums	(361,746)	(311,282)
Net premiums earned	288,826	207,887
Net investment income	57,576	43,898
Net foreign exchange gains (losses)	(1,967)	(1,507)
Net realized and unrealized gains (losses) on investments	(38,720)	38,379
Total revenues	305,715	288,657
Expenses
Net claims and claim expenses incurred	6,397	9,691
Acquisition expenses	67,085	26,334
Operational and corporate expenses	35,100	26,803
Interest expense	1,858	1,858
Total expenses	110,440	64,686
Income (loss) before taxes	195,275	223,971
Income tax benefit (expense)	(798)	(1,589)
Net income (loss) available (attributable) to DaVinci common shareholders	$194,477	$222,382

Net claims and claim expenses incurred - current accident year	$57,913	$46,999
Net claims and claim expenses incurred - prior accident years	(51,516)	(37,308)
Net claims and claim expenses incurred - total	$6,397	$9,691

Net claims and claim expense ratio - current accident year	20.1%	22.6%
Net claims and claim expense ratio - prior accident years	(17.9)%	(17.9)%
Net claims and claim expense ratio - calendar year	2.2%	4.7%
Underwriting expense ratio	35.4%	25.5%
Combined ratio	37.6%	30.2%

19

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Three months ended		Three months ended
	March 31, 2024	March 31, 2023	March 31, 2024	March 31, 2023
Fixed maturity investments trading	$257,289	$155,500	$208,224	$121,893
Short term investments	46,791	32,950	22,868	12,456
Equity investments	560	3,399	560	3,399
Other investments
Catastrophe bonds	58,249	38,831	7,430	6,029
Other	17,925	24,571	17,925	24,571
Cash and cash equivalents	14,722	4,264	13,876	4,012
	395,536	259,515	270,883	172,360
Investment expenses	(4,761)	(5,137)	(3,406)	(4,351)
Net investment income	$390,775	$254,378	$267,477	$168,009

Net investment income return - annualized	5.7%	4.9%	5.3%	4.5%

Net realized gains (losses) on fixed maturity investments trading	$9,796	$(104,765)	$12,517	$(87,407)
Net unrealized gains (losses) on fixed maturity investments trading	(211,996)	312,026	(176,552)	259,095
Net realized and unrealized gains (losses) on investment-related derivatives	(57,806)	12,162	(59,195)	14,479
Net realized gains (losses) on equity investments	—	(8,738)	—	(8,738)
Net unrealized gains (losses) on equity investments	13,097	39,151	13,090	39,152
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	18,907	24,126	1,953	3,477
Net realized and unrealized gains (losses) on other investments - other	14,348	5,489	14,348	5,489
Net realized and unrealized gains (losses) on investments	(213,654)	279,451	(193,839)	225,547
Total investment result	$177,121	$533,829	$73,638	$393,556

Average invested assets	$29,426,362	$22,714,948	$20,914,306	$14,970,187

Total investment return - annualized	2.8%	10.0%	1.6%	10.8%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

20

Investments
Investments Composition

	March 31, 2024				December 31, 2023
	Managed (1)		Retained (2)		Managed (1)		Retained (2)
Type of Investment	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)
Fixed maturity investments trading, at fair value
U.S. treasuries	$9,793,911	$(57,496)	$7,608,786	$(53,113)	$10,060,203	$66,743	$8,013,451	$49,476
Corporate (3)	7,064,030	(85,219)	5,785,498	(87,937)	6,499,075	(41,016)	5,340,330	(54,622)
Other (4)	4,451,519	(66,969)	3,804,012	(48,324)	4,317,830	(21,069)	3,738,758	(4,321)
Total fixed maturity investments trading, at fair value	21,309,460	(209,684)	17,198,296	(189,374)	20,877,108	4,658	17,092,539	(9,467)
Short term investments, at fair value	4,639,165	(548)	1,789,401	(198)	4,604,079	739	1,624,407	718
Equity investments, at fair value	119,992	75,752	119,771	75,762	106,766	62,660	106,562	62,673
Other investments, at fair value
Catastrophe bonds	1,828,155	(60,319)	221,450	(35,156)	1,942,199	(76,684)	250,384	(36,995)
Fund investments	1,482,729	199,843	1,482,729	199,843	1,415,804	184,744	1,415,804	184,744
Term loans	97,433	—	97,433	—	97,658	—	97,658	—
Direct private equity investments	59,964	(38,300)	59,964	(38,300)	59,905	(38,359)	59,905	(38,359)
Total other investments, at fair value	3,468,281	101,224	1,861,576	126,387	3,515,566	69,701	1,823,751	109,390
Investments in other ventures, under equity method	99,684	—	99,684	—	112,624	—	112,624	—
Total investments	$29,636,582	$(33,256)	$21,068,728	$12,577	$29,216,143	$137,758	$20,759,883	$163,314

	March 31, 2024		December 31, 2023
	Managed (1)	Retained (2)	Managed (1)	Retained (2)
Weighted average yield to maturity of investments (5)	5.8%	5.5%	5.8%	5.4%
Average duration of investments, in years (5)	2.6	3.1	2.6	3.2
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)		$(3.58)		$(0.18)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(5)Excludes equity investments, at fair value, direct private equity investments, private equity funds and investments in other ventures, under equity method as these investments have no final maturity, yield to maturity or duration.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value. See “Comments on Non-GAAP Financial Measures” for reconciliation of non-GAAP financial measures.

21

Investments
Managed Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
March 31, 2024	Fair value	AAA	AA	A	BBB	Non- Investment grade	Not rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$9,793,911	$—	$9,793,911	$—	$—	$—	$—	$—
Corporate (3)	7,064,030	185,924	298,010	2,451,673	2,910,355	1,207,946	10,122	—
Residential mortgage-backed	1,616,444	170,273	1,291,099	977	8,270	77,896	67,929	—
Asset-backed	1,428,513	1,126,299	209,727	58,554	16,569	838	16,526	—
Agencies	594,522	—	593,608	—	—	—	914	—
Non-U.S. government	495,426	322,766	156,807	12,283	3,570	—	—	—
Commercial mortgage-backed	316,614	267,022	46,681	362	1,309	1,240	—	—
Total fixed maturity investments trading, at fair value	21,309,460	2,072,284	12,389,843	2,523,849	2,940,073	1,287,920	95,491	—

Short term investments, at fair value	4,639,165	2,686,154	1,936,488	742	12,837	2,944	—	—

Equity investments, at fair value	119,992	—	—	—	—	—	—	119,992

Other investments, at fair value
Catastrophe bonds	1,828,155	—	—	—	—	1,828,155	—	—
Fund investments:
Private credit funds	996,702	—	—	—	—	—	—	996,702
Private equity funds	486,027	—	—	—	—	—	—	486,027
Term loans	97,433	—	—	97,433	—	—	—	—
Direct private equity investments	59,964	—	—	—	—	—	—	59,964
Total other investments, at fair value	3,468,281	—	—	97,433	—	1,828,155	—	1,542,693

Investments in other ventures, under equity method	99,684	—	—	—	—	—	—	99,684

Total investments	$29,636,582	$4,758,438	$14,326,331	$2,622,024	$2,952,910	$3,119,019	$95,491	$1,762,369
	100.0%	16.1%	48.3%	8.9%	10.0%	10.5%	0.3%	5.9%
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

22

Investments
Retained Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
March 31, 2024	Fair value	AAA	AA	A	BBB	Non- Investment grade	Not rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$7,608,786	$—	$7,608,786	$—	$—	$—	$—	$—
Corporate (3)	5,785,498	135,895	251,475	2,061,627	2,318,665	1,009,685	8,151	—
Residential mortgage-backed	1,352,987	144,682	1,054,664	977	8,270	77,896	66,498	—
Asset-backed	1,336,194	1,035,115	209,351	58,556	16,569	838	15,765	—
Agencies	439,474	—	438,560	—	—	—	914	—
Non-U.S. government	422,681	268,897	137,931	12,283	3,570	—	—	—
Commercial mortgage-backed	252,676	210,893	38,872	362	1,309	1,240	—	—
Total fixed maturity investments trading, at fair value	17,198,296	1,795,482	9,739,639	2,133,805	2,348,383	1,089,659	91,328	—

Short term investments, at fair value	1,789,401	917,932	857,180	742	10,700	2,847	—	—

Equity investments, at fair value	119,771	—	—	—	—	—	—	119,771

Other investments, at fair value
Catastrophe bonds	221,450	—	—	—	—	221,450	—	—
Fund investments:
Private credit funds	996,702	—	—	—	—	—	—	996,702
Private equity funds	486,027	—	—	—	—	—	—	486,027
Term loans	97,433	—	—	97,433	—	—	—	—
Direct private equity investments	59,964	—	—	—	—	—	—	59,964
Total other investments, at fair value	1,861,576	—	—	97,433	—	221,450	—	1,542,693

Investments in other ventures, under equity method	99,684	—	—	—	—	—	—	99,684

Total investments	$21,068,728	$2,713,414	$10,596,819	$2,231,980	$2,359,083	$1,313,956	$91,328	$1,762,148
	100.0%	12.9%	50.3%	10.6%	11.2%	6.2%	0.4%	8.4%
(1)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

23

Other Items
Earnings per Share

	Three months ended
(common shares in thousands)	March 31, 2024	March 31, 2023
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$364,798	$564,062
Amount allocated to participating common shareholders (1)	(5,273)	(8,854)
Net income (loss) allocated to RenaissanceRe common shareholders	$359,525	$555,208
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share - weighted average common shares (2)	51,678	42,876
Per common share equivalents of non-vested shares (2)	150	130
Denominator for diluted income (loss) per RenaissanceRe common share - adjusted weighted average common shares and assumed conversions (2)	51,828	43,006
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$6.96	$12.95
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$6.94	$12.91
(1)Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company’s stock compensation plans.
(2)In periods for which the Company has net loss allocated to RenaissanceRe common shareholders, the denominator used in calculating net loss attributable to RenaissanceRe common shareholders per common share - basic is also used in calculating net loss attributable to RenaissanceRe common shareholders per common share - diluted.

24

Comments on Non-GAAP Financial Measures
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has provided certain of these financial measures in previous investor communications and the Company’s management believes that such measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within or outside the industry. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

25

Comments on Non-GAAP Financial Measures
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, (2) net foreign exchange gains and losses, (3) corporate expenses associated with acquisitions and dispositions, (4) acquisition related purchase accounting adjustments, (5) the Bermuda net deferred tax asset, (6) the income tax expense or benefit associated with these adjustments, and (7) the portion of these adjustments attributable to the Company’s redeemable noncontrolling interests. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.”
The Company’s management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized” are useful to management and investors because they provide for better comparability and more accurately measure the Company’s results of operations and remove variability.
The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.” Comparative information for the prior periods presented have been updated to conform to the current methodology and presentation.

26

Comments on Non-GAAP Financial Measures

	Three months ended
	March 31, 2024	March 31, 2023
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$364,798	$564,062
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	232,561	(255,325)
Net foreign exchange losses (gains)	35,683	14,503
Corporate expenses associated with acquisitions and dispositions	20,266	—
Acquisition related purchase accounting adjustments (1)	60,560	4,019
Bermuda net deferred tax asset (2)	(7,890)	—
Income tax expense (benefit) (3)	(12,772)	11,322
Net income (loss) attributable to redeemable noncontrolling interests (4)	(56,827)	25,446
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$636,379	$364,027

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$6.94	$12.91
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	4.49	(5.94)
Net foreign exchange losses (gains)	0.69	0.34
Corporate expenses associated with acquisitions and dispositions	0.39	—
Acquisition related purchase accounting adjustments (1)	1.17	0.09
Bermuda net deferred tax asset (2)	(0.15)	—
Income tax expense (benefit) (3)	(0.25)	0.26
Net income (loss) attributable to redeemable noncontrolling interests (4)	(1.10)	0.59
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$12.18	$8.25

Return on average common equity - annualized	16.4%	46.6%
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	10.7%	(21.1)%
Net foreign exchange losses (gains)	1.6%	1.2%
Corporate expenses associated with acquisitions and dispositions	0.9%	—%
Acquisition related purchase accounting adjustments (1)	2.7%	0.3%
Bermuda net deferred tax asset (2)	(0.4)%	—%
Income tax expense (benefit) (3)	(0.6)%	0.9%
Net income (loss) attributable to redeemable noncontrolling interests (4)	(2.6)%	2.1%
Operating return on average common equity - annualized	28.7%	30.0%
(1)Represents the purchase accounting adjustments related to the amortization of acquisition related intangible assets, amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserves for claims and claim expenses for the three months ended March 31, 2024 for the acquisitions of Validus $56.9 million (2023 - $Nil); and TMR and Platinum $3.7 million (2023 - $4.0 million).
(2)Represents a net deferred tax benefit recorded during the period in connection with the enactment of the 15% Bermuda corporate income tax on December 27, 2023.
(3)Represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(4)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

27

Comments on Non-GAAP Financial Measures

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) acquisition related purchase accounting adjustments, and (3) other goodwill and intangible assets. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) acquisition related purchase accounting adjustments, and (3) other goodwill and intangible assets, plus accumulated dividends.
The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets and acquisition related purchase accounting adjustments. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” Comparative information for the prior periods presented have been updated to conform to the current methodology and presentation.

	March 31, 2024	December 31, 2023
Book value per common share	$170.92	$165.20
Adjustment for:
Acquisition related goodwill and other intangible assets (1)	(14.35)	(14.71)
Other goodwill and intangible assets (2)	(0.34)	(0.35)
Acquisition related purchase accounting adjustments (3)	(7.22)	(8.27)
Tangible book value per common share	149.01	141.87
Adjustment for accumulated dividends	26.91	26.52
Tangible book value per common share plus accumulated dividends	$175.92	$168.39

Year to date change in book value per common share	3.5%	57.9%
Year to date change in book value per common share plus change in accumulated dividends	3.7%	59.3%
Year to date change in tangible book value per common share plus change in accumulated dividends	5.3%	47.6%
(1)Represents the acquired goodwill and other intangible assets at March 31, 2024 for the acquisitions of Validus $527.4 million (2023 - $542.7 million), TMR $26.9 million (2023 - $27.2 million) and Platinum $204.6 million (2023 - $205.5 million).
(2)At March 31, 2024, the adjustment for other goodwill and intangible assets included $18.0 million (2023 - $18.1 million) of goodwill and other intangibles included in investments in other ventures, under equity method. Previously reported “adjustment for goodwill and other intangibles” has been bifurcated into “acquisition related goodwill and other intangible assets” and “other goodwill and intangible assets.”
(3)Represents the purchase accounting adjustments related to the unamortized VOBA and acquisition costs, and the fair value adjustments to reserves at March 31, 2024 for the acquisitions of Validus $323.3 million (2023 - $374.4 million), TMR $59.6 million (2023 - $62.2 million) and Platinum $(0.8) million (2023 - $(0.8) million).

28

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio
The Company has included in this Financial Supplement “adjusted combined ratio” for the company, its segments and certain classes of business. “Adjusted combined ratio” is defined as the combined ratio adjusted for the impact of acquisition related purchase accounting, which includes the amortization of acquisition related intangible assets, purchase accounting adjustments related to the amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum. The combined ratio is calculated as the sum of (1) net claims and claim expenses incurred, (2) acquisition expenses, and (3) operational expenses; divided by net premiums earned. The acquisition related purchase accounting adjustments impact net claims and claim expenses incurred and acquisition expenses. The Company’s management believes “adjusted combined ratio” is useful to management and investors because it provides for better comparability and more accurately measures the Company’s underlying underwriting performance. The following table is a reconciliation of combined ratio to “adjusted combined ratio.”

	Three months ended March 31, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	19.8%	75.3%	42.9%	99.6%	77.9%
Adjustment for acquisition related purchase accounting adjustments (1)	(3.6)%	(0.7)%	(2.4)%	(2.5)%	(2.5)%
Adjusted combined ratio	16.2%	74.6%	40.5%	97.1%	75.4%

	Three months ended March 31, 2023
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	21.3%	93.7%	56.6%	92.9%	78.0%
Adjustment for acquisition related purchase accounting adjustments (1)	(0.3)%	(0.1)%	(0.3)%	(0.3)%	(0.2)%
Adjusted combined ratio	21.0%	93.6%	56.3%	92.6%	77.8%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

29

Comments on Non-GAAP Financial Measures
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result” is defined as the consolidated total investment result less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes “retained total investment result” is useful to investors because it provides a measure of the portion of the Company’s investment result that impacts net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended March 31, 2024			Three months ended March 31, 2023
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$257,289	$(49,065)	$208,224	$155,500	$(33,607)	$121,893
Short term investments	46,791	(23,923)	22,868	32,950	(20,494)	12,456
Equity investments	560	—	560	3,399	—	3,399
Other investments
Catastrophe bonds	58,249	(50,819)	7,430	38,831	(32,802)	6,029
Other	17,925	—	17,925	24,571	—	24,571
Cash and cash equivalents	14,722	(846)	13,876	4,264	(252)	4,012
	395,536	(124,653)	270,883	259,515	(87,155)	172,360
Investment expenses	(4,761)	1,355	(3,406)	(5,137)	786	(4,351)
Net investment income	$390,775	$(123,298)	$267,477	$254,378	$(86,369)	$168,009

Net investment income return - annualized	5.7%	(0.4)%	5.3%	4.9%	(0.4)%	4.5%

Net realized gains (losses) on fixed maturity investments trading	$9,796	$2,721	$12,517	$(104,765)	$17,358	$(87,407)
Net unrealized gains (losses) on fixed maturity investments trading	(211,996)	35,444	(176,552)	312,026	(52,931)	259,095
Net realized and unrealized gains (losses) on investment-related derivatives	(57,806)	(1,389)	(59,195)	12,162	2,317	14,479
Net realized gains (losses) on equity investments	—	—	—	(8,738)	—	(8,738)
Net unrealized gains (losses) on equity investments	13,097	(7)	13,090	39,151	1	39,152
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	18,907	(16,954)	1,953	24,126	(20,649)	3,477
Net realized and unrealized gains (losses) on other investments - other	14,348	—	14,348	5,489	—	5,489
Net realized and unrealized gains (losses) on investments	(213,654)	19,815	(193,839)	279,451	(53,904)	225,547
Total investment result	$177,121	$(103,483)	$73,638	$533,829	$(140,273)	$393,556

Average invested assets	$29,426,362	$(8,512,056)	$20,914,306	$22,714,948	$(7,744,761)	$14,970,187

Total investment return - annualized	2.8%	(1.2)%	1.6%	10.0%	0.8%	10.8%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

30

Comments on Non-GAAP Financial Measures
Retained Total Investments
The Company has included in this Financial Supplement “retained total investments.” “Retained total investments” is defined as the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investments” differs from consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments” is useful to investors because it provides a measure of the portion of the Company’s total investments that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investments to “retained total investments.”

	March 31, 2024			December 31, 2023
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$9,793,911	$(2,185,125)	$7,608,786	$10,060,203	$(2,046,752)	$8,013,451
Corporate (4)	7,064,030	(1,278,532)	5,785,498	6,499,075	(1,158,745)	5,340,330
Residential mortgage-backed	1,616,444	(263,457)	1,352,987	1,420,362	(246,468)	1,173,894
Asset-backed	1,428,513	(92,319)	1,336,194	1,491,695	(86,622)	1,405,073
Agencies	594,522	(155,048)	439,474	489,117	(119,518)	369,599
Non-U.S. government	495,426	(72,745)	422,681	483,576	(54,100)	429,476
Commercial mortgage-backed	316,614	(63,938)	252,676	433,080	(72,364)	360,716
Total fixed maturity investments trading, at fair value	21,309,460	(4,111,164)	17,198,296	20,877,108	(3,784,569)	17,092,539

Short term investments, at fair value	4,639,165	(2,849,764)	1,789,401	4,604,079	(2,979,672)	1,624,407

Equity investments, at fair value	119,992	(221)	119,771	106,766	(204)	106,562

Other investments, at fair value
Catastrophe bonds	1,828,155	(1,606,705)	221,450	1,942,199	(1,691,815)	250,384
Fund investments:
Private credit funds	996,702	—	996,702	982,016	—	982,016
Private equity funds	486,027	—	486,027	433,788	—	433,788
Term loans	97,433	—	97,433	97,658	—	97,658
Direct private equity investments	59,964	—	59,964	59,905	—	59,905
Total other investments, at fair value	3,468,281	(1,606,705)	1,861,576	3,515,566	(1,691,815)	1,823,751

Investments in other ventures, under equity method	99,684	—	99,684	112,624	—	112,624

Total investments	$29,636,582	$(8,567,854)	$21,068,728	$29,216,143	$(8,456,260)	$20,759,883
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

31

Comments on Non-GAAP Financial Measures
Retained Total Investments, Unrealized Gain (Loss)
The Company has included in this Financial Supplement “retained total investments, unrealized gain (loss).” “Retained total investments, unrealized gain (loss)” is defined as the unrealized gain (loss) of the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Unrealized gain (loss) of the consolidated total investments is the difference between fair value and amortized cost or equivalent of the respective investments as at the balance sheet date. “Retained total investments, unrealized gain (loss)” differs from the unrealized gain (loss) of the consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments, unrealized gain (loss)” is useful to investors because it provides a measure of the portion of the unrealized gain (loss) of investments in the Company’s consolidated total investments that is available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of the total unrealized gain (loss) of investments, to “retained total investments, unrealized gain (loss).”

	March 31, 2024			December 31, 2023
	Unrealized gain (loss) - managed (1)	Adjustment (2)	Unrealized gain (loss) - retained (3)	Unrealized gain (loss) - managed (1)	Adjustment (2)	Unrealized gain (loss) - retained (3)
Type of Investment
Fixed maturity investments trading, at fair value
U.S. treasuries	$(57,496)	$4,383	$(53,113)	$66,743	$(17,267)	$49,476
Corporate (4)	(85,219)	(2,718)	(87,937)	(41,016)	(13,606)	(54,622)
Other (5)	(66,969)	18,645	(48,324)	(21,069)	16,748	(4,321)
Total fixed maturity investments trading, at fair value	(209,684)	20,310	(189,374)	4,658	(14,125)	(9,467)
Short term investments, at fair value	(548)	350	(198)	739	(21)	718
Equity investments, at fair value	75,752	10	75,762	62,660	13	62,673
Other investments, at fair value
Catastrophe bonds	(60,319)	25,163	(35,156)	(76,684)	39,689	(36,995)
Fund investments	199,843	—	199,843	184,744	—	184,744
Direct private equity investments	(38,300)	—	(38,300)	(38,359)	—	(38,359)
Total other investments, at fair value	101,224	25,163	126,387	69,701	39,689	109,390
Total investments	$(33,256)	$45,833	$12,577	$137,758	$25,556	$163,314

Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)			$(3.58)			$(0.18)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(5)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value, of $(189.4) million and $(9.5) million at March 31, 2024 and December 31, 2023, respectively. Book value per common share is calculated net of redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Accordingly, there is no corresponding managed metric for the unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share.

32

Comments on Non-GAAP Financial Measures

Operating (income) loss attributable to redeemable noncontrolling interests
The Company has included in this Financial Supplement “operating (income) loss attributable to redeemable noncontrolling interests.” “Operating (income) loss attributable to redeemable noncontrolling interests” is defined as net (income) loss attributable to redeemable noncontrolling interests as adjusted for the portion of the adjustments to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders in calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. The Company’s management believes that “operating (income) loss attributable to redeemable noncontrolling interests” is useful to investors because it provides additional information on the operations and financial results of the Company’s Managed Joint Ventures and how noncontrolling interests impact the Company’s results. The following table is a reconciliation of net (income) loss attributable to redeemable noncontrolling interests, the most directly comparable GAAP measure, to “operating (income) loss attributable to redeemable noncontrolling interests.”

	Three months ended
	March 31, 2024	March 31, 2023
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(244,827)	$(267,384)
Adjustment for the portion of net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds attributable to redeemable noncontrolling interests	36,448	(32,747)
Adjustment for the portion of net foreign exchange losses (gains) attributable to redeemable noncontrolling interests	20,379	7,301
Adjustment for non-operating (income) loss attributable to redeemable noncontrolling interests (2)	56,827	(25,446)
Operating (income) loss attributable to redeemable noncontrolling interests	$(301,654)	$(241,938)
(1)A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)Represents the total portion of adjustments attributable to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders when calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. These adjustments include (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds and (2) net foreign exchange gains and losses.

33